                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement           / / Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         Frontier Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         FRONTIER FINANCIAL CORPORATION
                            332 S.W. EVERETT MALL WAY
                                 P. O. BOX 2215
                            EVERETT, WASHINGTON 98203

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 MARCH 14, 1997

TO THE SHAREHOLDERS OF FRONTIER FINANCIAL CORPORATION

The 1997 annual meeting of shareholders of Frontier Financial Corporation will be held at Everett Golf & Country Club, 1500 52nd Street, Everett, Washington on Thursday, April 17, 1997, at 7:30 p.m. for the following purpose:

     (1) To elect fourteen (14) directors to serve until the next annual meeting of shareholders, and until their successors have been elected and shall have qualified.

     (2) To act on such other matters as may properly come before the meeting.

Only shareholders of record at the close of business on March 12, 1997, and certain beneficial owners, shall be entitled to notice of and to vote at the meeting and/or any adjournment thereof.

Whether or not you plan to attend the meeting, you may vote by completing, signing, dating, and promptly returning the accompanying proxy in the enclosed postage-paid envelope. Your proxy may be revoked at any time prior to the time it is voted.


                                           By Order of the Board of Directors


                                           /s/ JAMES F. FELICETTY
                                           James F. Felicetty
                                           Secretary/Treasurer

Everett, Washington
March 14, 1997



PLACE AND TIME OF                          Everett Golf & Country Club
ANNUAL MEETING:                            1500 52nd Street
                                           Everett, Washington
                                           April 17, 1997, 7:30 p.m.

                         FRONTIER FINANCIAL CORPORATION
                            332 S.W. Everett Mall Way
                                 P. O. Box 2215
                           Everett, Washington 98203

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Frontier Financial Corporation ("the Corporation"). The proxy is to be voted at the annual meeting of the shareholders of the Corporation on Thursday, April 17, 1997, at 7:30 p.m. at the Everett Golf and Country Club, 1500 52nd Street, Everett, Washington, and any adjournment thereof. If the enclosed proxy is properly completed in the appropriate spaces, signed, dated, and returned, it will be voted as specified in the proxy. If no specification is made on the proxy, it will be voted at the discretion of the proxy holders in accordance with the recommendations of management on all matters as may properly come before the meeting or any adjournment thereof. A shareholder granting the enclosed proxy may revoke it prior to its exercise by voting at the meeting in person, or by giving notice of his or her revocation of the proxy to the Corporation's Secretary at the address shown on the Notice of Meeting.

All costs of the solicitation of the proxies will be borne by the Corporation. These proxy materials, together with the 1996 Annual Report to Shareholders, were first mailed to shareholders of record on or about the 14th day of March, 1997.

--------------------------------------------------------------------------------
                             PURPOSE OF THE MEETING
--------------------------------------------------------------------------------

At the annual meeting, shareholders will be asked:

     (1) To elect fourteen (14) directors to serve until the next annual meeting of shareholders, and until their successors have been elected and shall have qualified.

     (2)  To act on such other matters as may properly come before the meeting.

--------------------------------------------------------------------------------
                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS
--------------------------------------------------------------------------------

As of March 1, 1997, the Corporation had 6,836,876 shares of Common Stock ("stock") outstanding, which represents the only class of stock of the Corporation, and the only class of securities entitled to vote at the annual meeting. However, as a result of a 7% stock dividend payable March 17th, 1997, there will be approximately 7,315,500 shares entitled to vote at the meeting. Each share of stock is entitled to one (1) vote. A majority of the outstanding stock of the Corporation represented at the meeting in person or by proxy shall constitute the quorum of shareholders necessary to transact business.

Only shareholders of record at the close of business on March 12, 1997, and certain beneficial owners will be entitled to notice of and to vote in person at the meeting and/or any adjournment thereof.

--------------------------------------------------------------------------------
                              ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

The Board of Directors of the Corporation, in accordance with the Corporation's bylaws, has fixed the number of directors to be elected at the annual meeting at fourteen (14). At the last annual meeting, thirteen (13) directors were elected, however, during 1996 two directors resigned. In addition to replacing those two directors, management and the Board recommend the addition of one other member, to bring the total number of directors to fourteen (14). Management and the Board recommend the election of the nominees listed below to serve until the next annual meeting and until their successors shall have been elected and qualified.

In the event any nominee should not continue to be available for election, the discretionary authority provided in the proxy will be exercised to vote for the reminder of those nominated or for such other person or persons as may be designated by the Board. The Board is not presently aware of any circumstances that would render any nominee unavailable for election to serve as a director.

All of the nominees named below are members of the present Board of Directors of the Corporation. All nominees have been engaged in the described principal occupation during the past five (5) years.

                              Year first     Principal occupation and
                              became a       certain other
Name                   Age    director       Directorships
-------------------    ---    ----------     -----------------------------
Robert J. Dickson      63        1978        President and Chief Executive
                                             Officer, the Corporation
                                             and the Bank

David A. Dujardin      65        1978        President, Dujardin
                                             Custom Homes

Edward D. Hansen       57        1978        Mayor of Everett; President,
                                             Golf N.W.

William H. Lucas       69        1978        Chiropractor

James H. Mulligan      65        1989        President, Emerald Development
                                             Company, Inc.

Edward J. Novack       70        1978        Attorney

J. Donald Regan        72        1983        Retired dairyman

Roger L. Rice          74        1978        Retired dentist

(continued on the following page)

                                                   Year first                Principal occupation and
                                                   became a                  certain other
Name                             Age               director                  Directorships
-------------------        ----------------        --------------            -----------------------
Roy A. Robinson                  69                   1978                   President, Roy Robinson
                                                                             Chevrolet

William J. Robinson              53                   1978                   Partner, Robinson Properties
                                                                             and Investments

Edward C. Rubatino               66                   1978                   President, Rubatino Refuse
                                                                             Removal, Inc.

At this meeting, the following three individuals will seek their first term as directors of the Corporation:

Lucy DeYoung. Ms. DeYoung has an extensive background in public and private finance and consulting. Ms. DeYoung has held many financial management positions with the State of Washington, First National Bank of Chicago, Northern Trust Company, and has been President of her own consulting firms. She is currently CFO for TKMC, Inc. in Woodinville. Ms. DeYoung holds a B.A. from the University of Puget Sound, and a Masters of Management (M.B.A.) degree from Northwestern University, with a major emphasis in finance and accounting.

Darrell J. Storkson. Mr. Storkson is a native of Everett, graduating from Everett High School. His first business venture was the purchase of Evergreen Lanes in Everett in 1966, and subsequently has purchased Riverside Lanes in Mount Vernon, Imperial Lanes in Seattle, and S & S Amusement Company. Mr. Storkson is also involved in real estate development. He is a past president of Everett Golf and Country Club and Washington State Bowling Proprietors.

George E. Barber. Mr. Barber grew up in Seattle, graduating from Shoreline High School, and Western Washington University with a B.A. in Economics. Mr. Barber is Chairman of First Western Investments, headquartered in Edmonds, which he founded in 1983. He currently serves on the South County Advisory Board of Frontier Bank, and is a director of Commonwealth Land Title of Snohomish County and Crista Ministries.

IT IS THE INTENTION OF THE PERSON NAMED IN THE PROXY TO VOTE FOR THE ELECTION OF THE NOMINEES ABOVE.

The affirmative vote of the majority of the shares of the Corporation's outstanding stock shall be necessary in order for a nominee to be elected a director of the Corporation. The vote is counted as one vote for each outstanding share. Cumulative voting for directors is not permitted. Abstentions from voting have the same effect as a no vote.

The Corporation's Board of Directors, once elected by the shareholders, will appoint members of the Board of Directors of Frontier Bank and FFP, Inc. The present Board of Directors of the Corporation has recommended that the above individuals be appointed Directors of Frontier Bank and FFP, Inc.

--------------------------------------------------------------------------------
                       DIRECTOR'S MEETINGS AND COMMITTEES
--------------------------------------------------------------------------------

The Board of Directors of the Corporation held eight formal meetings in 1996. However, since the Boards of the Bank and the Corporation are the same, the directors at each Board meeting of the Bank, of which 12 were held in 1996, review the financial records of the Corporation. The Bank's Board of Directors has established certain standing committees, including the Audit Committee, and Personnel Committee.

Audit Committee. The main function performed by the Audit Committee includes making or causing to be made suitable audits of the Corporation and its subsidiaries; review with the independent public accountants, the plan, scope, and results of the audit engagement; review of the Federal Deposit Insurance Corporation and State examination reports, and reviewing the adequacy of internal accounting systems and controls. The results of the audits and recommendations are reported to the full Boards of Directors of the Corporation and the Bank. The membership of the Audit Committee during 1996 was Mr. Roger Rice, Chairman of the committee, Mr. Dujardin, Mr. Novack, Mr. Regan, and Mr. Rubatino. The committee held six meetings in 1996.

Personnel Committee. The functions of the Personnel Committee include establishment of policies with respect to the compensation of officers and employees of the Corporation and its subsidiaries. During 1996, the members of the Personnel Committee were Mr. Novack, Chairman of the committee, Mr. Dickson, Mr. Hansen, Mr. Lucas, Mr. Mulligan, and Mr. Roy Robinson. The Committee held one meeting in 1996.

No Nominating Committee has been established.

--------------------------------------------------------------------------------
                    STOCK OWNERSHIP OF OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

The beneficial ownership by officers and directors of the Corporation's stock, and the percentages of such ownership to the total amount of the Corporation's stock outstanding as of December 31, 1996, is set forth in the following table:

                                                                  Percentage of
Name of                      Number of Common Shares                Outstanding
Beneficial Owner             Beneficially Owned     (1)              Stock
------------------------     --------------------------          ---------------
Incumbent Directors:

Robert J. Dickson              273,227                               4.00%
David A. Dujardin               20,216                               0.30%
Edward D. Hansen               113,628                               1.66%
William H. Lucas                43,238                               0.63%
James H. Mulligan               70,637                               1.03%
Edward J. Novack               114,248                               1.67%

       (Continued on the following page)
----------

(1) Includes shares, if any, held by spouse, held by or for the benefit of the director or one or more members of the immediate family.

(2) Includes 17,372 shares to which Mr. Dickson has the right to acquire by virtue of options granted pursuant to the Corporation's Stock Option Plan.


                                                                  Percentage of
Name of                      Number of Common Shares                Outstanding
Beneficial Owner             Beneficially Owned                       Stock
------------------------     --------------------------          ---------------

J. Donald Regan                      91,712                           1.34%

Roger L. Rice                        88,751                           1.30%

Roy A. Robinson                     101,618                           1.49%

William J. Robinson                 124,444                           1.82%

Edward C. Rubatino                  110,372                           1.62%

All directors and officers
as a group (18 in number) (3)     1,253,563                          18.35%

As of March 1, 1997, there was no individual or entity known to the Corporation to be the beneficial owner of more than 5% of the outstanding shares of its stock.

--------------------------------------------------------------------------------
                               EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

The following table shows the name of each executive officer of the Corporation, his age, and the offices he holds with the Corporation, and Frontier Bank. All offices are held at the discretion of the Board of Directors.

Name                              Age          Office and year Assumed Office
--------------------           ---------      ----------------------------------
Robert J. Dickson                  63         President and Chief Executive
                                              Officer of the Corporation (1983)
                                              and Frontier Bank (1978)

James F. Felicetty                 53         Secretary and Treasurer of
                                              the Corporation (1983)

F. Earl Carey                      63         Vice President of the Corporation
                                              (1985) and Senior Vice President
                                              of Frontier Bank (1986)


----------

(3) Includes 26,771 shares to which persons in the group (corporate officers, Chief Operating Officer, and Functional Managers of the Bank) have the right to acquire by virtue of options granted pursuant to the Corporation's Stock Option Plan.

--------------------------------------------------------------------------------
                       COMPENSATION OF EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

The following tables and related notes set forth the cash and noncash compensation paid during the fiscal year ended December 31, 1996 by the Corporation to the most highly compensated executive officers of the Corporation and subsidiaries whose cash compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------
                                Annual Compensation                 Long-term Compensation
                            ----------------------------------   -----------------------------
                                                                        Awards         Payoffs
                                                                 -------------------   -------
                                                                 Restricted                        All
                                                  Other annual     stock     Options    LTIP      other
Name and Principal   Year    Salary     Bonus     compensation     Awards      SAR's    Payouts   Compen-
   Position                   ($)        ($)        ($) (1)         ($)        (#)      ($)       sation
     (a)              (b)     (c)        (d)          (e)           (f)        (g)      (h)        (i)
------------------   ----   --------   --------   ------------   ----------  -------   -------    -------
Robert J. Dickson    1996   $225,000   $111,416     $75,765                   3,200
                     ------------------------------------------------------------------------------------
President & CEO      1995    200,000     83,118      72,963                   3,500
                     ------------------------------------------------------------------------------------
                     1994    205,284     55,632      55,065                   2,000
                     ------------------------------------------------------------------------------------



                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------------------------
                              Individual Grants
------------------------------------------------------------------------
                                   Percent of                              Potential realizable         Alternative
                                      total                                value at assumed annual      to (f) & (g)
                                    options/                               rate of stock price apprec-  grant date
                                      SAR's                                iation for option term(2)    value
                     Options/      granted to
                       SAR's        employees  Exercise or                 -----------------------------------------
Name and Principal   granted       in fiscal  base price      Expiration                              Grant date
   Position            (#)           year       ($/Sh)           date         5% ($)      10%         present value
     (a)               (b)            (c)         (d)            (e)            (f)      (g)           (h)
--------------------------------------------------------------------------------------------------------------------
Robert J. Dickson
President & CEO        3,200          25.3       31.00            2006        $43,670   $110,669          N/A
====================================================================================================================

----------
(1)  Does not include earnings on prior years contributions to retirement plans.
(2)  After taxes using a 30% rate.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES

--------------------------------------------------------------------------------------------
                                                                                Value of
                                                         Number of            unexercised
                                                        unexercised           in-the-money
                                                       options/SAR's          options/SAR's
                                                     at fiscal year-end        at fiscal
                                            (1)             (#)               year-end ($)
                           Shares          Value    ---------------------------------------
  Name and Principal    acquired on      realized       Exercisable/          Exercisable/
       Position          exercise (#)       ($)        unexercisable         unexercisable
          (a)               (b)             (c)             (d)                 (e) (1)
--------------------------------------------------------------------------------------------
Robert J. Dickson
President & CEO            2,859          $49,440         17,372/3,200          $176,422/-0-
============================================================================================

In the table above, the shares exercised were granted in 1989 and 1990 at the price of the stock at that time. Any shareholder who purchased stock at that time would have the same value realized in their holdings, depending on their tax bracket.

--------------------------------------------------------------------------------
                 BOARD COMPENSATION (PERSONNEL) COMMITTEE REPORT
--------------------------------------------------------------------------------

In setting the compensation of the CEO, the Compensation Committee considers the performance of the Corporation versus the peer group, the return to shareholders, and a comparison level of compensation paid by other similar size financial Corporations. In setting Mr. Dickson's compensation, the Compensation Committee adhered to the above policies, and in particular they took into consideration the Corporation's increased profits and the increase in the stock price.

--------------------------------------------------------------------------------
                  COMPENSATION (PERSONNEL) COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATIONS
--------------------------------------------------------------------------------

The following directors were members of the Personnel Committee (Compensation Committee) during 1996, some of whom had loan transactions with the Bank during the year, and had outstanding balances at year-end 1996 as follows:

Robert J. Dickson, Director, President & CEO                           $ 21,245
Edward D. Hansen, Director                                              890,071
William H. Lucas, Director                                              648,513
James H. Mulligan, Director                                             662,171
Edward J. Novack, Director and Secretary of the Board of the Bank       289,656
Roy A. Robinson, Director                                              $   -0-

The only director who is an officer of the Bank is Mr. Dickson. The above directors are not compensated for Personnel Committee meetings.

----------
(1) After taxes using a 30% rate.

--------------------------------------------------------------------------------
                            COMPENSATION OF DIRECTORS
--------------------------------------------------------------------------------

Directors of the Corporation and Bank, except the President, are not salaried, but receive a fee of $1,600 for each Bank board meeting attended, and $15,000 annually for all Corporation board meetings. Directors do not receive a fee for committee meetings. The Chairman of the Board receives an additional fee of $200 for each Bank board meeting attended.

--------------------------------------------------------------------------------
                        FIVE YEAR PERFORMANCE COMPARISON
                     TOTAL CUMULATIVE RETURN TO SHAREHOLDERS
--------------------------------------------------------------------------------

The graph below provides an indicator of cumulative shareholders returns for the Corporation as compared with the S&P 500, and the Major Regional Banks (MRB) Index.





                                    [CHART]





FIVE YEAR PERFORMANCE COMPARISION CHART

Base year 1989 = 100                         1992       1993       1994      1995      1996
--------------------                         ----       ----       ----      ----      ----

S&P 500                                       7.62%     10.01%    -1.54%     37.58%    22.98%
                                   Index    136.06     149.68    147.37     202.75    249.34

Major Regional Banks               (1)       27.34%      5.37%    -8.83%     57.53%    36.67%
                                   Index    162.49     171.21    156.10     245.90    335.78
Frontier Financial
       Corporation (FFC)                     19.09%     37.50%    58.40%     20.80%    18.07%
                                   Index    218.95     301.06    476.88     576.07    680.13

Assumes $100 invested on December 31, 1989 in Frontier common stock, the S&P 500 index, and in the S&P Major Regional Banks index (MRB).

----------

(1) This peer group comprises 21 of the largest regional banks in the United States, and all but two of the banks do not compete directly with Frontier, and the two banks that do are much larger. Those banks that are members of the group are as follows: Banc One Corp; Bank Boston; Bank New York; Boatman's Bcshs; Comerica, Inc.; Corestates Finl; Fifth Third Banc; First Bank Sys; First Union Corp.; Fleet Finl Group; Keycorp; Mellon Bank Corp.; Nationsbank Corp.; Natl City Corp.; Norwest Corp.; PNC Bank Corp.; Republic NY Corp.; Suntrust Banks; U.S. Bancorp; Wachovia Corp.

--------------------------------------------------------------------------------
                           MISCELLANEOUS TRANSACTIONS
                           WITH DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

The Corporation's subsidiary has as banking customers many of the Corporation's directors and officers, as well as the businesses with which they are associated. All loans made to such persons and entities during the past year were made in the Bank's ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time of comparable transactions with other persons. These loans do not involve more than a normal risk of collectability, nor do they present any other unfavorable feature.

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------

The Corporation's 1996 Annual Report, which contains the Corporation's financial statements, is being sent to the shareholders with this Proxy Statement, and is hereby incorporated by reference in its entirety.

--------------------------------------------------------------------------------
                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

The independent public accounting firm of Moss Adams audited the Corporation's consolidated financial statements for the year 1996, and has been similarly engaged in 1997.

Representatives from Moss Adams are expected to be present at the Annual Meeting of Shareholders, and given the opportunity to make a statement if they desire to do so. They will be available to respond to appropriate questions.

--------------------------------------------------------------------------------
                                 OTHER BUSINESS
--------------------------------------------------------------------------------

The Board of Directors of the Corporation is not presently aware of any other business to come before the Annual Meeting, and as of the date of the preparation of this Proxy Statement, no shareholder has submitted to the Board any proposal to be acted on at the meeting. If any matters come before the meeting, not referred to in the enclosed Proxy, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by the proxies in accordance with their best judgment.

--------------------------------------------------------------------------------
                            SHAREHOLDER PROPOSALS FOR
                               1998 ANNUAL MEETING
--------------------------------------------------------------------------------

In order for shareholder proposals to be included in the 1998 proxy materials, and considered at the 1998 Annual Meeting of Shareholders, proposals must be received by the Secretary of the Corporation at the address shown on the Notice of Meeting no later than November 14, 1997.

IT IS EXTREMELY IMPORTANT THAT YOUR VOTE BE COUNTED AT THIS MEETING.

THE ENCLOSED PROXY SHOULD BE COMPLETED, DATED, SIGNED, AND RETURNED IN THE ENCLOSED ENVELOPE, FOR WHICH POSTAGE HAS BEEN PAID. PROMPT MAILING OF THE PROXY WILL BE APPRECIATED.


                              By Order of the Board of Directors,


                              /s/ JAMES F. FELICETTY

                              James F. Felicetty, Secretary


The Corporation will furnish without charge to any shareholder submitting a written request, a copy of the Corporation's Form 10-K Annual Report for 1996 to the Securities and Exchange Commission, including the financial statements and schedules thereto. Such written request should be addressed to James F. Felicetty, Secretary/Treasurer, Frontier Financial Corporation, 332 S.W. Everett Mall Way, P. O. Box 2215, Everett, Washington 98203

                                      PROXY

                This proxy is solicited by the Board of Directors

                         FRONTIER FINANCIAL CORPORATION
                  PROXY FOR 1997 ANNUAL MEETING OF SHAREHOLDERS

The undersigned, having received the Notice of Meeting and Proxy Statement dated March 14, 1997, hereby appoint Robert J. Dickson and William J. Robinson, and each of them, proxies of the undersigned, with full power of substitution, to attend the 1997 annual meeting of the shareholders of the Corporation to be held at Everett Golf and Country Club, Everett, Washington, on Thursday, April 17, 1997, at 7:30 p.m., and any adjournment or adjournments thereof, and thereat to vote as designated below, all of the shares of stock of the undersigned in the Corporation which the undersigned would be entitled to vote if personally present, as follows:

        (1)  To elect Directors to serve until the next annual meeting.

                             [   ]  FOR ALL nominees listed below.

                             [   ]  WITHHOLD AUTHORITY to vote for ALL nominees
                                    listed below.

                             [   ]  WITHHOLD AUTHORITY to vote for
                                    ANY INDIVIDUAL nominee(s). To
                                    withhold authority to vote for
                                    any individual nominee(s), strike
                                    a line through the nominee's name
                                    in the list below.

                 George E. Barber                Edward J. Novack
                 Lucy DeYoung                    J. Donald Regan
                 Robert J. Dickson               Roger L. Rice
                 David A. Dujardin               Roy A. Robinson
                 Edward D. Hansen                William J. Robinson
                 William H. Lucas                Edward C. Rubatino
                 James H. Mulligan               Darrell J. Storkson

        (2) In their discretion on any other matters properly coming before the meeting or any adjournments thereof.

This proxy will be voted as directed, or if no such direction is indicated, it will be voted in favor thereof.

                                         Dated:                    , 1997
                                                -------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

Note: Please date, sign exactly as name or names appear hereon, and return in the enclosed pre-paid envelope. When signing as Attorney, Executor, Trustee, Guardian, or Officer of a corporation, please give title as such.